UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                        0-27808                87-0547337
---------------------------------- ------------------------- -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                   10653 South River Front Parkway, Suite 300
                             South Jordan, UT 84095
                   ------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

The purpose of this amendment is to replace in its entirety exhibit 10.86 previously filed.


Item 9.01: Financial Statements and Exhibits.

         (c)      The following exhibits are included herewith:

                  10.86 Securities Purchase Agreement by and among Eldorado Stone Holdings Co., LP, et. al. and Headwaters dated April 21, 2004

                  99 Press release announcing purchase agreement to acquire the ownership interests of Eldorado Stone (previously filed)

                  99.1 Press release announcing Headwaters' results fo the quarter ended March 31, 2004 (previously filed)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HEADWATERS INCORPORATED
                                               Registrant


Date: December 6, 2004                         /s/ Kirk A. Benson
                                               --------------------------------
                                               Kirk A. Benson
                                               Chief Executive Officer
                                               (Principal Executive Officer)